Joby Aviation Reports Fourth Quarter 2021 Financial Results

SANTA CRUZ, CA, March 24, 2022 – Joby Aviation (NYSE: JOBY), a California-based company developing all-electric aircraft for commercial passenger service, today announced its financial results for fourth quarter 2021. Please visit the Joby investor relations website https://ir.jobyaviation.com/ to view the fourth quarter 2021 shareholder letter. Today the company will host a live audio webcast of its conference call to discuss the results at 2:00 p.m. PT (5:00 p.m. ET).

Additional Call Details:

What: Joby Fourth Quarter 2021 Earnings Conference Call

When: Thursday, March 24, 2022

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Upcoming Events section of the company website (www.jobyaviation.com)

Live Call: 1-877-407-3982 or 1-201-493-6780

A replay of the call will be available until midnight, Thursday, April 7, 2022, by dialing 1-844-512-2921 or 1-412-317-6671 and entering passcode 13726125.

About Joby Aviation

Joby Aviation, Inc. (NYSE:JOBY) is a California-headquartered transportation company developing an all-electric vertical take-off and landing aircraft which it intends to operate as part of a fast, quiet, and convenient air taxi service beginning in 2024. The aircraft, which has a maximum range of 150 miles (241 kilometers) on a single charge, can transport a pilot and four passengers at speeds of up to 200 mph (321 km/h). It is designed to help reduce urban congestion and accelerate the shift to sustainable modes of transit. Founded in 2009, Joby employs more than 1,000 people, with offices in Santa Cruz, San Carlos, and Marina, California, as well as Washington, D.C. and Munich, Germany. To learn more, visit www.jobyaviation.com.

Contacts:

Investors:

investors@jobyaviation.com

+1-831-201-6006

Media:

press@jobyaviation.com

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the development and performance of our aircraft, including the effects of an accident involving our first pre-production aircraft, the growth of our manufacturing capabilities, our regulatory outlook, progress and timing; our business plan, objectives, goals and market opportunity; and our current expectations relating to our business, financial condition, results of operations, prospects, capital needs and growth of our operations.

You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, "expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: our ability to launch our aerial ridesharing service and the growth of the urban air mobility market generally; our ability to produce aircraft that meet our performance expectations in the volumes and on the timelines that we project, and our ability to launch our commercial passenger service beginning in 2024, as currently projected; the competitive environment in which we operate; our future capital needs; our ability to adequately protect and enforce our intellectual property rights; our ability to effectively respond to evolving regulations and standards relating to our aircraft; our reliance on third-party suppliers and service partners; uncertainties related to our estimates of the size of the market for our service and future revenue opportunities; and other important factors discussed in the section titled “Risk Factors” in our Registration Statement on Form S-1 (File No. 333-260608), filed with the Securities and Exchange Commission on October 29, 2021, and in future filings and other reports we file with or furnish to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this press release. While Joby may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change.